UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2014

EATON CORPORATION PLC

(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25-26 Fitzwilliam Hall Fitzwilliam Place Dublin 2, Ireland
(Address of principal executive offices)	(Zip Code)

(440) 523-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of Shareholders of the Company held on April 23, 2014, the items listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2014 Annual General Meeting of Shareholders. Each of the items was approved by the shareholders. The voting results are set forth below:

Item 1 – Electing the twelve director nominees named in the Proxy Statement.

Each of the following individuals was elected as a director, based on the voting results shown below, to serve until the 2015 Annual General Meeting of Shareholders or until his or her successor is duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
George S. Barrett	370,053,298	2,845,966	2,734,788	41,023,202
Todd M. Bluedorn	369,674,273	3,333,966	2,625,813	41,023,202
Christopher M. Conner	369,843,289	3,221,351	2,569,412	41,023,202
Michael J. Critelli	366,658,076	6,355,185	2,620,791	41,023,202
Alexander M. Cutler	351,336,495	21,687,975	2,609,582	41,023,202
Charles E. Golden	370,357,843	2,602,619	2,673,590	41,023,202
Linda A. Hill	369,518,045	3,197,513	2,918,494	41,023,202
Arthur E. Johnson	368,317,332	4,697,515	2,619,205	41,023,202
Ned C. Lautenbach	366,963,349	6,024,204	2,646,499	41,023,202
Deborah L. McCoy	367,847,257	5,200,305	2,586,490	41,023,202
Gregory R. Page	367,076,754	5,952,858	2,604,440	41,023,202
Gerald B. Smith	370,835,550	2,113,258	2,685,244	41,023,202

Item 2 – Approving the appointment of Ernst & Young LLP as independent auditor for 2014 and authorizing the Audit Committee of the Board of Directors to set its remuneration.

The voting results for approving the appointment of Ernst & Young LLP as independent auditor for 2014 and authorizing the Audit Committee of the Board of Directors to set its remuneration were as follows:

For	Against	Abstain
411,164,237	4,161,593	1,331,424

Item 3 – Advisory approval of the Company’s executive compensation.

The voting results for advisory approval of the Company’s executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
353,152,781	18,107,907	4,373,364	41,023,202

Item 4 – Authorizing the Company and or any subsidiary of the Company to make overseas market purchases of Company shares.

The voting results for authorizing the Company and or any subsidiary of the Company to make overseas market purchases of Company shares were as follows:

For	Against	Abstain	Broker Non-Votes
368,426,081	3,805,417	3,402,554	41,023,202

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: April 25, 2014	By:	/s/ Thomas E. Moran
Thomas E. Moran
Senior Vice President and Secretary